Pilgrim's Pride Corporation
Net Sales by Primary Market Line
for Quarters Ended:

The following table sets forth net sales attributable to each of our primary product lines and markets served with those products. We based the table on our internal sales reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.

(in thousands)	Dec 30, 2006	Dec 31, 2005

Chicken Sales:
United States
Prepared Foods:
Foodservice	$382,563	$386,169
Retail	$95,964	$73,196
Total Prepared Foods	$478,526	$459,366

Fresh Chicken:
Foodservice	$331,386	$351,981
Retail	$121,830	$128,148
Total Fresh Chicken	$453,216	$480,129
Export and Other
Export:
Prepared Foods	$17,937	$16,665
Chicken	$77,324	$73,821
Total Export	$95,261	$90,486
Other Chicken By Products	$3,945	$4,185
Total Export and Other	$99,206	$94,671
Total U.S. Chicken	$1,030,949	$1,034,166

Mexico:	$122,909	$92,403
Total Chicken Sales	$1,153,857	$1,126,569

Total Prepared Foods	496,464	476,031

Turkey Sales:
Prepared Foods:
Foodservice	$456	$13,392
Retail	$3,444	$7,939
Total Prepared Foods	$3,900	$21,331

Fresh Turkey:
Foodservice	$2,203	$2,468
Retail	$44,864	$37,621
Total Fresh Turkey	$47,067	$40,089
Export and Other
Export:
Prepared Foods	$44	$59
Turkey	$653	$143
Total Export	$698	$202
Other Turkey By Products	$186	$282
Total Export and Other	$883	$484
Total Turkey Sales	$51,850	$61,904

Total Prepared Foods	$3,944	$21,391

Sale of Other Products
U.S.	$128,975	$153,529
Mexico	$2,449	$1,809
Total Other Products	$131,424	$155,339
Total Net Sales	$1,337,132	$1,343,812

	Dec. 30, 2006	Dec. 31, 2005

Chicken Sales:
U.S. Chicken Sales:
Prepared Foods:
Foodservice	37.1%	37.3%
Retail	9.3%	7.1%
Total Prepared Foods	46.4%	44.4%

Fresh Chicken:
Foodservice	32.1%	34.0%
Retail	11.8%	12.4%
Total Fresh Chicken	44.0%	46.4%
Export and Other
Export:
Prepared Foods	1.7%	1.6%
Chicken	7.5%	7.1%
Total Export	9.2%	8.7%
Other Chicken By Products	0.4%	0.4%
Export and Other	9.6%	9.2%
Total U.S. Chicken	100.0%	100.0%

Turkey Sales:
U.S. Turkey Sales:
Prepared Foods:
Foodservice	0.9%	21.6%
Retail	6.6%	12.8%
Total Prepared Foods	7.5%	34.5%

Fresh Turkey:
Foodservice	4.2%	4.0%
Retail	86.5%	60.8%
Total Fresh Turkey	90.8%	64.8%
Export and Other
Export:
Prepared Foods	0.1%	0.1%
Turkey	1.3%	0.2%
Total Export	1.3%	0.3%
Other Turkey By Products	0.4%	0.5%
Export and Other	1.7%	0.8%
Total U.S. Turkey	100.0%	100.0%

Pilgrim's Pride Corporation Selected Financial Data for Quarters Ended:

Our selected financial data is derived from our financial statements. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	Dec. 30, 2006	Dec. 31, 2005
(in thousands except per share data)
Income Statement Data:
Net sales	$1,337,132	$1,343,812
Non-recurring recoveries	-	-
Turkey restructuring and related costs	-	-
Gross margin	65,526	118,400
Selling, general and administrative expenses	68,432	72,202
Operating income (loss)	(2,906)	46,198
Interest expense, net	12,605	8,448
Miscellaneous, net	(1,011)	1,110
Income (loss) before income taxes and extraordinary charge	(14,500)	36,640
Income tax expense (benefit)	(5,764)	10,962
Income (loss) before extraordinary charge	(8,736)	25,678
Extraordinary charge - net of tax	-	-
Net income (loss)	$(8,736)	$25,678

Per Common Share Data:
Income (loss) before extraordinary charge	$(0.13)	$0.39
Extraordinary charge - early repayment of debt	-	-
Net Income (loss)	$(0.13)	$0.39
Cash dividends	$0.023	$1.023
Book value	$16.68	$17.75

Balance Sheet Summary: (c)
Working capital	$630,754	$378,006
Total assets	$4,077,183	$2,563,119
Notes payable and current maturities of long-term debt	$4,746	$8,658
Long-term debt, less current maturities	$713,105	$508,516
Total debt	$717,851	$517,174
Senior secured debt (included in Total Debt)	$-	$-
Total stockholders' equity	$1,110,331	$1,181,130

Cash Flow Summary:
Operating cash flow (c)	$19,185	$56,066
Depreciation & amortization (a)	$32,697	$30,348
Capital expenditures	$39,350	$43,866
Business acquisitions (c)	$34,065	$-
Financing activities, net	$7,665	$(11,789)

Cashflow Ratios:
EBITDA (b)	$30,097	$74,855
EBITDA (last four qtrs.)	$92,005	$533,305

Key Indicators (as a percentage of net sales):
Gross margin	4.9%	8.8%
Selling, general and adminstrative expenses	5.1%	5.4%
Operating income (loss)	-0.2%	3.4%
Interest expense, net	0.9%	0.6%
Net income (loss)	-0.7%	1.9%

(a) Includes amortization of capitalized financing costs of approximately	976	580

(b) “EBITDA” is defined as the sum of net income (loss) before extraordinary charges, interest, taxes, depreciation and amortization. EBITDA is presented because it is used by us, and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of GAAP results, to compare the performance of companies. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with generally accepted accounting principles. EBITDA is calculated as follows:

Net Income	$(8,736)	$25,678
Add:
Extraordinary charge-net of tax	-	-
Income Tax Expense (benefit)	(5,764)	10,962
Interest expense, net	12,605	8,448
Depreciation and amortization	32,697	30,348
Minus:
Amortization of capitalized financing costs	705	581
EBITDA	$30,097	$74,855

(c) The quarter ended December 30, 2006 includes the acquisition of Gold Kist which occurred December 27, 2006.

Pilgrim's Pride Corporation
Sales Segments
for Quarters Ended:

Our chicken segment and our sales of other product segment include sales of products that we produce and purchase for resale in the United States and Mexico. Both of these segments conduct separate operations in the United States and Mexico and are reported as two seprarate geographical areas. Our turkey segment includes sales of turkey products produced and purchased for resale. Our turkey operations are exclusively in the United States.

Inter-area sales and inter-segment sales, which are not material, are accounted for at prices comparable to normal trade customer sales. Fixed assets by segment and geographic area are those assets which are used in our operations in each segment or area. Corporate assets are included with chicken and other products. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

	Dec. 30, 2006	Dec. 31, 2005
(In thousands)
Net Sales to Customers:
Chicken:
United States	$1,030,949	$1,034,166
Mexico	122,909	92,403
Sub-total	1,153,858	1,126,569
Turkey	51,850	61,904
Other Products:
United States	128,975	153,530
Mexico	2,449	1,809
Sub-total	131,424	155,339
Total	$1,337,132	$1,343,812

Operating Income:
Chicken:
United States	$(11,446)	$53,862
Mexico	1,329	(7,070)
Sub-total	(10,117)	46,792
Turkey	2,506	(5,642)
Other Products:
United States	4,138	4,590
Mexico	567	458
Sub-total	4,705	5,048
Non-recurring recoveries	-	-
Total	$(2,906)	$46,198

Depreciation and Amortization: (a)
Chicken:
United States	$27,445	$25,561
Mexico	2,806	2,593
Sub-total	30,251	28,154
Turkey	374	781
Other Products:
United States	2,028	1,377
Mexico	44	36
Sub-total	2,072	1,413
Total	$32,697	$30,348

Total Assets: (b)
Chicken:
United States	$3,549,055	$2,102,873
Mexico	387,506	293,662
Sub-total	3,936,561	2,396,535
Turkey	42,599	67,088
Other Products:
United States	98,814	97,454
Mexico	1,879	2,042
Sub-total	100,693	99,496
Total	$4,077,183	$2,563,119

Capital Expenditures:
Chicken:
United States	$36,198	$40,895
Mexico	1,265	2,508
Sub-total	37,463	43,403
Turkey	25	50
Other Products:
United States	1,824	334
Mexico	38	79
Sub-total	1,862	413
Total	$39,350	$43,866

(a) Includes amortization of capitalized financing costs of approximately	$705	$581

(b) The quarter ended December 30, 2006 includes the acquisition of Gold Kist which occurred December 27, 2006.

Pilgrim's Pride Corporation
Statistical Management Discussion and Analysis
for Quarters Ended:

Our Statistical Management Discussion and Analysis data is derived from our financial statements and internal reports. Historical results should not be taken as necessarily indicative of the results that may be expected for any future period. You should read this financial data in conjunction with the appropriate period financial statements and the related notes and "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in our SEC filings.

($ in thousands )
	Dec. 30, 2006	Dec. 31, 2005	Change	% Change
U.S. Chicken

U.S. Chicken Sales (000's)	$ 1,030,948	$ 1,034,166	$ (3,218)	-0.31%
U.S. Chicken Sales divided by U.S.Chicken Net Pounds Produced	$0.7284	$0.7360	($0.0076)	-1.04%
U.S. Chicken Sales divided by U.S.Chicken Pounds Sold	$0.8135	$0.8563	($0.0428)	-4.99%

U.S. Chicken Net Pounds Produced (000's)	1,415,307	1,405,025	10,282	0.73%
U.S. Chicken Pounds Sold (000's)	1,267,223	1,207,685	59,538	4.93%

U.S. Chicken Operating Income (000's)	(11,446)	53,862	(65,308)	-121.25%
U.S. Chicken Operating Income as a percent of U.S. Chicken Sales	-1.11%	5.21%	-6.32%	-121.32%

Turkey

U.S. Turkey Sales (000's)	51,850	61,904	(10,054)	-16.24%
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4048	$1.6289	($0.2242)	-13.76%
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8272	$0.9433	($0.1161)	-12.30%

U.S. Turkey Operating Income (000's)	2,506	(5,642)	8,148	144.42%
U.S. Turkey Operating Income as a percent of U.S. Turkey Sales	4.83%	-9.11%	13.95%	153.03%

U.S. Turkey Net Pounds Produced (000's)	36,910	38,003	(1,093)	-2.88%
U.S. Turkey Pounds Sold (000's)	62,680	65,626	(2,946)	-4.49%

U.S. Other

U.S. Other Sales	128,976	153,530	(24,554)	-15.99%

U.S. Other Operating Income	4,138	4,590	(452)	-9.85%
U.S. Distribution and Other Operating Income as a percent of U.S. Distribution Sales	3.21%	2.99%	0.22%	7.32%

U.S. Summary

U.S. Sales (000's)	1,211,774	1,249,600	(37,826)	-3.03%
U.S. Cost of Sales (000's)	1,156,457	1,132,533	23,924	2.11%
U.S. Gross Margin (000's)	55,317	117,067	(61,750)	-52.75%
U.S. Gross Margin as a percent of U.S. Sales	4.56%	9.37%	-4.80%	-51.27%

U.S. Selling, General and Administrative Expenses (000's)	60,119	64,257	(4,138)	-6.44%
U.S. Selling, General and Administrative Expenses as a percent of U.S Sales	4.96%	5.14%	-0.18%	-3.52%

U.S. Operating Income (000's)	(4,802)	52,810	(57,612)	-109.09%
U.S. Operating Income as a percent of U.S. Sales	-0.40%	4.23%	-4.62%	-109.38%

Mexico Chicken

Mexico Chicken Sales (000's)	122,909	92,403	30,506	33.01%
Mexico Chicken Sales divided by Mexico Chicken Net Pounds Produced	$0.7014	$0.5400	$0.1614	29.88%
Mexico Chicken Sales divided by Mexico Chicken Pounds Sold	$0.6675	$0.5280	$0.1395	26.43%

Mexico Net Pounds Produced (000's)	175,234	171,107	4,127	2.41%
Mexico Net Pounds Sold (000's)	184,122	175,003	9,119	5.21%

Mexico Other

Mexico Other Sales (000's)	2,449	1,809	640	35.38%

Mexico Summary

Mexico Sales (000's)	125,358	94,212	31,146	33.06%
Mexico Cost of Sales (000's)	115,149	92,879	22,270	23.98%
Mexico Gross Margin (000's)	10,209	1,333	8,876	665.87%
Mexico Gross Margin as a percent of Mexico Sales	8.1%	1.4%	6.7%	475.58%

Mexico Selling, General and Administrative Expenses (000's)	8,313	7,945	368	4.63%
Mexico Selling, General and Administrative Expenses as a percent of Mexico Sales	6.6%	8.4%	-1.8%	-21.36%

Mexico Operating Income (000's)	1,896	(6,612)	8,508	128.68%
Mexico Operating Income as a percent of Mexico Sales	1.5%	-7.0%	8.5%	121.55%

Consolidated Operations
Chicken Operations:
Chicken Sales from all Divisions (000's)	1,153,857	1,126,569	27,288	2.42%
Chicken Sales from all divisions divided by Chicken Net Pounds Produced from all Divisions	$0.7254	$0.7148	$0.0107	1.49%
Chicken Sales from all divisions divided by Chicken Pounds Sold from all Divisions	$0.7950	$0.8148	($0.0197)	-2.42%

Chicken Net Pounds Produced from all Divisions (000's)	1,590,541	1,576,132	14,409	0.91%
Chicken Pounds Sold from all Divisions (000's)	1,451,345	1,382,688	68,657	4.97%

Turkey Operations:
U.S. Turkey Sales (000's)	51,850	61,904	(10,054)	-16.24%
U.S. Turkey Sales divided by U.S. Turkey Net Pounds Produced	$1.4048	$1.6289	($0.2242)	-13.76%
U.S. Turkey Sales divided by U.S. Turkey Pounds Sold	$0.8272	$0.9433	($0.1161)	-12.30%

U.S. Turkey Net Pounds Produced (000's)	36,910	38,003	(1,093)	-2.88%
U.S. Turkey Pounds Sold (000's)	62,680	65,626	(2,946)	-4.49%

Other Operations:
Other Sales (000's)	131,425	155,339	(23,914)	-15.39%

Totals All Operations:
Total Net Sales (000's)	1,337,132	1,343,812	(6,680)	-0.50%
Total Cost of Sales (000's)	1,271,606	1,225,412	46,194	3.77%
Gross Margin from all operations (000's)	65,526	118,400	(52,874)	-44.66%
Gross Margin from all operations as a percent of Total Net Sales	4.90%	8.81%	-3.91%	-44.38%

Total Selling, General and Administrative Expenses (000's)	68,432	72,202	(3,770)	-5.22%
Total Selling, General and Administrative Expenses as a percent of Total Net Sales	5.12%	5.37%	-0.26%	-4.75%

Operating Income from all operations (000's)	(2,906)	46,198	(49,104)	-106.29%
Operating Income from all operations as a percent of Total Net Sales	-0.22%	3.44%	-3.66%	-106.32%